Exhibit 10.1

THE EMPIRE DISTRICT ELECTRIC COMPANY

$120,000,000

Common Stock
(par value $1.00 per share)

AMENDMENT NO. 1

TO

EQUITY DISTRIBUTION AGREEMENT

October 22, 2009

UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

The Empire District Electric Company, a Kansas corporation (the “Company”), and UBS Securities LLC (the “Manager”), being parties to the Equity Distribution Agreement dated February 25, 2009 (the “Original Agreement”), now desire to, and hereby do, amend the Original Agreement as follows:

SECTION 1.  Amendments to Original Agreement.

(a)  All references to $60,000,000 in the Original Agreement are hereby changed to $120,000,000, except as set forth in Schedule D.

(b)  With respect to sales effected on or after the date hereof, the reference to 4.25% in Section 3(a)(iv) of the Original Agreement is hereby changed to 3.0%.

(c)  Schedule D to the Original Agreement is hereby deleted and replaced by Schedule D attached hereto.

SECTION 2.  Miscellaneous.

Except for the changes set forth in Section 1 above, the Original Agreement is in all respects ratified and confirmed; the Original Agreement and this Amendment No. 1 shall effectively constitute one and the same agreement; and all references in the Original Agreement to “this Agreement” shall be deemed to refer to the Original Agreement as amended by this Amendment No. 1, unless the context clearly requires otherwise.

If the foregoing correctly sets forth the understanding between the Company and the Manager, please so indicate in the space provided below for that purpose, whereupon this Amendment and your acceptance shall constitute a binding agreement between the Company and the Manager.

Very truly yours,

THE EMPIRE DISTRICT ELECTRIC COMPANY

By: /s/ Gregory A. Knapp
Name: Gregory A. Knapp
Title: Vice President – Finance and
Chief Financial Officer

ACCEPTED as of the date
first above written

UBS SECURITIES LLC

By:	/s/ John T. Deignan
Name: John T. Deignan
Title: Executive Director

UBS SECURITIES LLC

By:	/s/ Justin Swartz
Name: Justin Swartz
Title: Associate Director